SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2003



                         FAIRPOINT COMMUNICATIONS, INC.
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             (Exact Name of Registrant as specified in its charter)


          Delaware                    333-56365             13-3725229
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(State or other jurisdiction      (Commission File         (IRS Employer
      of incorporation)                Number)          Identification No.)


      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
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               (Address of Principal Executive Offices) (Zip Code)


                                 (704) 344-8150
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 2.       Acquisition or Disposition of Assets

                  On September 30, 2003, MJD Services Corp. ("MJD Services"), a wholly-owned subsidiary of FairPoint Communications, Inc. (the "Company"), completed the sale (the "South Dakota Divestiture") of all of the capital stock owned by MJD Services of Union Telephone Company of Hartford, Armour Independent Telephone Co., WMW Cable TV Co. and Kadoka Telephone Co. to Golden West Telephone Properties, Inc. ("Golden West"). The sale was completed in accordance with the terms of the Purchase Agreement, dated as of May 9, 2003 (the "Purchase Agreement"), between MJD Services and Golden West. MJD Services received $24,204,000 in cash at closing, subject to certain post-closing purchase price adjustments set forth in the Purchase Agreement. The companies sold to Golden West serve approximately 4,150 access lines located in South Dakota. The proceeds from the South Dakota Divestiture together with borrowings under the Company's revolving credit facility will be used to fund certain pending acquisitions.

                  The foregoing description is qualified in its entirety by reference to the Purchase Agreement, which was previously filed as Exhibit 2.5 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 and is incorporated herein by reference.

                  Pro forma financial information reflecting the estimated effects of the South Dakota Divestiture is included herein in Item 7.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)      Financial Statements

                  None


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                  (b)      Pro Forma Financial Information

                  Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the following pro forma financial information:

                           Basis of Presentation

                           Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003

                           Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002

                           Notes to Pro Forma Condensed Consolidated Financial Statements

                  (c)      Exhibits

                  2.1 Purchase Agreement, dated as of May 9, 2003, by and between MJD Services Corp. and Golden West Telephone Properties, Inc. (Incorporated herein by reference to Exhibit 2.5 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003)

                  99.1 Pro Forma Financial Information, including Basis of Presentation, Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003, Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002 and Notes to Pro Forma Condensed Consolidated Financial Statements

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAIRPOINT COMMUNICATIONS, INC.



                                           By:
                                               ---------------------------------
                                               Name:  Walter E.  Leach, Jr.
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

Date:    October 13, 2003

                                  EXHIBIT INDEX

Exhibit No.         Exhibit
-----------         -------

2.1 Purchase Agreement, dated as of May 9, 2003, by and between MJD Services Corp. and Golden West Telephone Properties, Inc. (Incorporated herein by reference to Exhibit 2.5 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003)

99.1 Pro Forma Financial Information, including Basis of Presentation, Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003, Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002 and Notes to Pro Forma Condensed Consolidated Financial Statements